UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 27, 2012

Date of Report (Date of Earliest Event Reported)

Dakota Plains Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53390	20-2543857
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

294 Grove Lane East Wayzata, Minnesota	55391
(Address of Principal Executive Offices)	(Zip Code)

(952) 473-9950

(Registrant’s Telephone Number, Including Area Code)

_______________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

On November 27, 2012 we announced that we have retained Hayden IR, a respected national investor relations firm, to develop and implement a strategic investor relations program to raise our company’s visibility and strengthen our relationships with the investment community.

We have prepared an investor presentation based on our third quarter 2012 results and a copy of the presentation materials is furnished as Exhibit 99.1 to this current report on Form 8-K. The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under Section 18. Furthermore, the information contained in this Item 7.01 and Exhibit 99.1 shall not be deemed to be incorporated by reference into our filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01     Financial Statements and Exhibits.

(b)     Exhibits

  99.1   Investor Presentation dated November 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 28, 2012	DAKOTA PLAINS HOLDINGS, INC.

/s/ Timothy R. Brady
Timothy R. Brady
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing
99.1	Investor Presentation dated November 27, 2012	Furnished Electronically